Exhibit 99.1

Bruce G. Miller

c/o Ampio Pharmaceuticals, Inc.

3400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

August 11, 2010

Board of Directors

Ampio Pharmaceuticals, Inc.

6400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

Re: Resignation as Member of the Board of Directors of Ampio Pharmaceuticals, Inc.

Gentlemen,

This letter will memorialize my resignation, effective today, as a member of the Board of Directors of Ampio Pharmaceuticals, Inc. (the “Company”).

Very Truly Yours,

/s/ Bruce G. Miller
Bruce G. Miller